SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

U.S. Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10238	52-1216347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Lexington Avenue 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-8901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Subscription Agreements

On February 21, 2007, U.S. Energy Systems, Inc. (the “Company”) entered into Subscription Agreements (the “Agreements”) with each of the parties listed below (the “Investors”) to purchase the number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), identified below at a purchase price per share of $5.00 (the “Subscription Shares”).

Investor	Number of shares of Common Stock
Nakash Energy, LLC	1,000,000
Brimco Partners I, LLC	100,000
Leonard Pearlman	30,000
Andrew Pearlman	10,000
Glenn Kunofsky	10,000
LDPCorp Profitsharing P&T	10,000
Kingsbridge Associates	40,000
JAG Multi Investments, LLC	40,000
Philip Sassower 1996 Charitable Remainder Annuity Trust	40,000

Total shares of Common Stock	1,280,000

Warrants

In connection with the Agreements, the Company issued to the Investors Series J Common Stock Purchase Warrants to purchase the number of shares of Common Stock set forth below (the “Warrants”). The Warrants will be exercisable in whole or in part at any time for a period of five years following the date of issuance at an exercise price of $0.01 per share, subject to antidilution adjustments.

Investor	Underlying Share of Common Stock
Nakash Energy, LLC	575,000
Brimco Partners I, LLC	27,500
Leonard Pearlman	8,250
Andrew Pearlman	2,750
Glenn Kunofsky	2,750
LDPCorp Profitsharing P&T	2,750
Kingsbridge Associates	11,000
JAG Multi Investments, LLC	11,000
Philip Sassower 1996 Charitable Remainder Annuity Trust	11,000
Total Series J Warrants	652,000

Registration Rights

Nakash Energy, LLC has demand and piggyback registration rights for the resale of the Subscription Shares and the underlying shares of common stock issuable upon exercise of its Warrant.

Both the Subscription Shares and the Warrants were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and the rules promulgated thereunder.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated to the extent necessary to respond to the requirements of this Item 3.02.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, the Board elected Mr. Adam D. Greene to the office of Executive Vice President and Secretary of the Company, effective immediately. Mr. Greene, age 43, has previously served as Senior Vice President of the Company since November 2005 and is currently serving as Chief Executive Officer of U.S. Energy Biogas Corp. (“USEB”), a wholly-owned subsidiary of the Company, an office he has held since November 2006. Prior to joining the Company, Mr. Greene served as Managing Director of Marathon Capital, LLC, a boutique investment bank specializing in power project and renewable energy finance, from 2000 to 2005. He also served as a Managing Director and co-founder of Dovertower Capital LLC, a merchant banking boutique providing corporate finance services in both the United States and international markets, from 1997 to 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By:	/s/ Asher E. Fogel
Asher E. Fogel
CEO and President

Dated: February 27, 2007